UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

IMAGING3, INC.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-50099	95-4451059
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 W. Valhalla Dr., Burbank, California 91505
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (818) 260-0930

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐         Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 20, 2011, the Company conducted an Annual Meeting of its Shareholders at its corporate offices at 3200 West Valhalla Drive, Burbank, California, 91505.  At the Annual Meeting of the Shareholders, the shareholders were asked to consider and vote upon the following proposals:

1.
An amendment to the Company’s Articles of Incorporation in order to increase the number of authorized shares of common stock from 500,000,000, par value $0.001 per share, to 750,000,000, par value $0.001 per share, and to authorize 1,000,000 shares of preferred stock, par value $0.001 per share.

2.	An amendment to the Company’s Bylaws to increase the size of the Company’s Board of Directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7).

3.
Provided the amendment to the Company’s Bylaws is adopted, the election of three members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.  If the amendment to the Company’s Bylaws is not adopted, then the election of two members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

4.	Ratification of the appointment M&K CPAS, PLLC as Imaging3, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The Company conducted a recount of the shareholders’ vote at the Annual Meeting primarily to ensure that Proposals One and Two were approved by the holders of an absolute majority of the outstanding voting shares rather than a majority of the quorum.  The recount indicated that those Proposals passed and were approved by the holders of a majority of the outstanding voting shares of the Company, in accordance with California law.  Based on the recently completed recount, the following shareholder vote was made for the following proposals with the following voting results:

1.           Proposal One:                                To increase the number of authorized shares of common stock from 500,000,000, par value $0.001 per share, to 750,000,000, par value $0.001 per share.  (Amendment to Articles of Incorporation).

Number of Votes
Approve:	213,295,668
Disapprove:	27,430,136
Abstain:	1,716,519

2.           Proposal Two:                                To authorize 1,000,000 shares of preferred stock, par value $0.001 per share.  (Amendment to Articles of Incorporation).

Number of Votes
Approve:	198,489,469
Disapprove:	40,124,090
Abstain:	3,828,764

3.           Proposal Three:                                 To increase the size of the Company’s Board of Directors from two (2) to a range of five (5) to nine (9) with the exact number of directors to be seven (7).  (Amendment to Bylaws).

Number of Votes
Approve:	234,407,198
Disapprove:	6,844,000
Abstain:	1,191,125

4.           Proposal Four:                                To elect a Board of up to three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.  The nominees were Dean Janes, Xavier Aguilera, and Christopher Sohn.

	Yes	No
Dean Janes:	228,250,350	14,190,973
Xavier Aguilera	228,250,350	14,190,973
Christopher Sohn	228,250,350	14,190,973

Note: Nominees were treated as a slate, if one nominee was withheld all nominees were withheld.

5.           Proposal Five:                                To ratify the appointment of M&K CPAS, PLLC as independent accountants for the fiscal year ending December 31, 2010.

Number of Votes
Approve:	211,098,272
Disapprove:	12,647,484
Abstain:	18,696,567

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMAGING3, INC.
(Registrant)

  Date:  May 2, 2012

/s/ Dean Janes, Chief Executive Officer
Dean Janes, Chief Executive Officer